SCHEDULE 14A
                            (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                      SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.         )

     Filed by the registrant <CHECKED-BOX>
     Filed by a party other than the registrant  / /
     Check the appropriate box:
     <CHECKED-BOX>   Preliminary proxy statement
                                                / / Confidential, For Use
                                                    of the Commission Only
                                                    (as permitted by Rule
                                                     14a-6(e)(2))
     / /     Definitive proxy statement
     / /     Definitive additional materials
     / /     Soliciting material pursuant to Rule 14a-11(c) or Rule
             14a-12
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                  Windsor Real Estate Investment Trust 8
              (Name of Registrant as Specified in Its Charter)
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                  Windsor Real Estate Investment Trust 8
                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     <CHECKED-BOX> No Fee Required.

     / /           Fee computed on table below per Exchange Act Rules
                   14a-6(i)(4) and 0-11.
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     (2)     Aggregate number of securities to which transactions applies:
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     (3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:<F1>
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     (4)     Proposed maximum aggregate value of transaction:
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     (5)     Total fee paid:
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     / /     Fee paid previously with preliminary materials:
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     / /     Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)     Amount previously paid:
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<F1>Set forth the amount on which the filing fee is calculated and state how it was determined.

                      WINDSOR REAL ESTATE INVESTMENT TRUST 8

                            6430 South Quebec Street
                              Englewood, CO 80111

                             NOTICE OF ANNUAL MEETING


                                                       May __, 1998


Dear Shareholder:

     It is a pleasure to invite you to attend the 1998 Annual Meeting of Shareholders of Windsor Real Estate Investment Trust 8, a California business trust ("the Trust"), to be held on June __, 1998 at 6430 South Quebec Street, Englewood, CO 80111.

     At the Annual Meeting you will be asked to approve:

     (i)(a) the amendment of the Declaration of Trust of the Trust through the approval and adoption of the form, terms and provisions of the Amended and Restated Declaration of Trust; and (b) the adoption of By-laws of the Trust, through the approval of the form, terms and provisions of a proposed form of By-laws for the Trust; and

          (ii)the annual election of trustees of the Trust.

Proposal (i) above is hereinafter sometimes referred to as the "Organizational Amendments" or "Proposal 1," and Proposal (ii) above is hereinafter sometimes referred to as the "Election of Trustees" or "Proposal 2."

     At the Annual Meeting you will also be asked to vote on such other matters as may properly come before the meeting.

     The accompanying Proxy Statement provides detailed information concerning the Organizational Amendments as well as transactions that are likely to be engaged in and changes that are likely to be effected upon the approval of Proposal 1 which you are urged to read carefully and consider, as well as other information regarding other items on the Agenda at the Annual Meeting. It is important that your Shares be represented at the Annual Meeting, regardless of the number of Shares you hold. Therefore, you are urged to date, sign and return your proxy card as soon as possible, whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting and wish to revoke your proxy and vote your Shares personally, you are entitled to do so at the meeting.

     YOUR BOARD OF TRUSTEES BELIEVES THAT THE ORGANIZATIONAL AMENDMENTS ARE FAIR TO, AND IN THE BEST INTERESTS OF, THE TRUST AND ITS SHAREHOLDERS. THE BOARD HAS UNANIMOUSLY APPROVED THE ORGANIZATIONAL AMENDMENTS AND RECOMMENDS

THAT YOU VOTE TO APPROVE THEM. THE BOARD ALSO UNANIMOUSLY RECOMMENDS THAT YOU APPROVE EACH OF THE OTHER ITEMS TO BE VOTED ON AT THE ANNUAL MEETING.

                              Sincerely,

                              WINDSOR REAL ESTATE INVESTMENT TRUST 8


                              GARY P. McDANIEL, Trustee


                              KENNETH G. PINDER, Trustee


                              RICHARD B. RAY, Trustee

                         -------------------------
                     WINDSOR REAL ESTATE INVESTMENT TRUST 8
                         -------------------------
                NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD JUNE __, 1998
                         -------------------------

     Notice is hereby given that the Annual Meeting of Shareholders of Windsor Real Estate Investment Trust 8, a California business trust (the "Trust"), will be held at 10:00 a.m. Denver time, on June __, 1998 at 6430 South Quebec Street, Englewood, CO 80111 (the "Annual Meeting") for the following purposes:

     1. To approve (a) the amendment of the Declaration of Trust of the Trust through the approval and adoption of the form, terms and provisions of the Amended and Restated Declaration of Trust; and (b) the adoption of By-laws of the Trust, through the approval of the form, terms and provisions of a proposed form of By-laws for the Trust (the "Organizational Amendments");

     2. To approve the annual election of trustees of the Trust (the "Election of Trustees"); and

     3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Holders of the Trust's Common Shares and Preferred Shares of record at the close of business on ________, 1998 shall be entitled to notice of, and to vote at, the Annual Meeting. The Organizational Amendments and Election of Trustees and other items on the agenda at the Annual Meeting are more fully described in the accompanying Proxy Statement, and the Appendices thereto, which form a part of this Notice.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, HOWEVER, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. ANY SHAREHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THAT SHAREHOLDER HAS RETURNED A PROXY.

                                   By Order of the Board of Trustees



                                   _________________________________
                                   Secretary

May __, 1998

WINDSOR REAL ESTATE INVESTMENT TRUST 8

PROXY STATEMENT


     This Proxy Statement is being furnished to the holders of (i) common shares of beneficial interest, $.01 per share ("Common Shares"), and (ii) preferred shares of beneficial interest, $.01 per share ("Preferred Shares" and together with the Common Shares, the "Shares"), of the Trust (the "Shareholders"), in connection with the solicitation of proxies by the Trustees of the Trust for use at the Annual Meeting of Shareholders of the Trust to be held at 6430 South Quebec Street, Englewood, CO 80111, on June __, 1998, at 10:00 a.m. Denver time, and at any and all adjournments or postponements thereof (the "Annual Meeting").

     This Proxy Statement is being furnished in connection with the following proposals: (i) the amendment of the Declaration of Trust of the Trust through the approval and adoption of the form, terms and provisions of the Amended and Restated Declaration of Trust and the adoption of By-laws of the Trust, through the approval of the form, terms and provisions of a proposed form of By-laws for the Trust; and (ii) the annual election of trustees of the Trust. In this Proxy Statement, the proposal specified in (i) above is hereinafter sometimes referred to as the "Organizational Amendments" or "Proposal 1," and the proposal specified in (ii) above is hereinafter sometimes referred to as the "Election of Trustees" and/or "Proposal 2."

     This Proxy Statement and the accompanying forms of proxy are first being mailed to the respective Shareholders of the Trust on or about May __, 1998. A Shareholder who has given a proxy may revoke it at any time prior to its exercise.

     The close of business on _______, 1998 has been fixed as the record date for determining Shareholders entitled to vote at the Annual Meeting.

     SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, TO BE RECEIVED NO LATER THAN JUNE __, 1998.

     This Proxy Statement is dated May __, 1998.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN SUCH JURISDICTION.

     NEITHER THE PROPOSALS NOR THIS PROXY STATEMENT HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE PROPOSALS OR THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE TRUSTEES.


                         AVAILABLE INFORMATION

     The Trust is subject to certain informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the Commission at 7 World Trade Center, New York, New York 10048 and Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and other information statements and other information regarding registrants that file electronically with the Commission.

     Statements contained herein concerning the provisions of documents are summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document if attached as an appendix hereto.

                                 SUMMARY

     The following summarizes certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete, and is qualified in its entirety by reference to the more detailed information contained elsewhere herein.

ORGANIZATIONAL AMENDMENTS

     Proposal 1 is the approval of (a) the amendment of the Declaration of Trust of the Trust (the "Declaration of Trust") through the approval and adoption of the form, terms and provisions of the Amended and Restated Declaration of Trust (the "Amended Declaration"); and (b) the adoption of By-laws of the Trust, through the approval of the form, terms and provisions of a proposed form of By-laws for the Trust (the "By-laws").

     The principal purposes of Proposal 1 are to convert the Trust from a finite-life to an infinite-life entity, and to remove various restrictions and limitations and other requirements contained in the Declaration of Trust which are not typically found in the more modern organizational documents of leading real estate investment trusts ("REITs"). These include provisions that (i) restrict the types and amounts of equity and debt securities that the Trust may issue and (ii) limit the nature and types of investments that the Trust may make. The Organizational Amendments also provide for changing the name of the Trust to "N' Tandem Trust," a name that the Trustees believe is better suited to the Trust given its future proposed activities. See "Comparison of Principal Terms of Declaration of Trust and Amended Declaration and By-laws," for additional information concerning the Organizational Amendments.

     The Amended Declaration also provides for the exchange of each Common Share and Preferred Share of the Trust for a share of a new class of Common Shares and Preferred Shares, respectively, which will be identical to the existing classes of shares, except that (i) in keeping with the conversion of the Trust from finite-life to infinite-life, the Trust will no longer be required to make distributions to Shareholders of all proceeds from sales or refinancings of properties, (ii) effective upon the listing of the Common Shares on any national securities exchange or NASDAQ, the Trust will have the right to redeem outstanding Preferred Shares upon 60 days written notice to Preferred Shareholders, at a redemption price per Preferred Share equal to the Preferred Share Liquidation Preference, which as of December 31, 1997 was $26.82, and (iii) each holder of Preferred Shares shall have the right, which becomes exercisable upon receipt of any Redemption Notice, to convert each Preferred Share held by such holder into one Common Share, at any time prior to the Redemption Date, by the delivery of notice of such exercise to the Trust. See "Comparison of Principal Terms of Declaration of Trust and Amended Declaration and By-laws" for additional information.

     If Proposal 1 is approved by the Shareholders, it is expected that the Trust will engage in the following transactions and effect the following changes: (i) Chateau Communities, Inc. ("Chateau"), a publicly-held REIT which is the largest owner/operator of manufactured home communities in the United States, is expected to purchase at least an additional 130,000 Common Shares, or Preferred Shares, or a combination thereof, for a purchase price (but not below $25 per share) equal to the aggregate fair market value of such Shares, as determined by the Independent Trustees as described herein under "Additional Chateau Investment"; (ii) the Trust will form an operating partnership subsidiary (the "Operating Partnership") in order to facilitate tax-free and/or tax-deferred acquisitions of additional properties, as described herein under "Organization of UPREIT; Contribution Transaction";
(iii) the Trust will begin implementing a growth-oriented business plan (the "Business Plan") intended to cause the Trust to attain greater size and asset diversity and to achieve greater total returns for its Shareholders (see "Implementation of Business Plan; Growth Strategy"); and (iv) if successful in the implementation of the Business Plan in the near to mid-term, the Trust anticipates that it will seek to list the Common Shares on a national securities exchange or NASDAQ, and if deemed appropriate, raise additional capital through an underwritten public offering of the Common Shares, or other securities of the Trust. Chateau is also the sole shareholder of The Windsor Corporation, the Trust's advisor. They together currently own 19,339 Common Shares and 984 Preferred Shares representing in the aggregate a 9.8% equity interest in the Trust

     The Trust believes that significant opportunities exist to acquire additional properties that fit its investment objectives and guidelines. The Trust will focus on acquisitions where the Trust believes there is substantial opportunity to improve operational and financial results, or where for some reason, because of poor management or otherwise, a property is operating substantially below its potential.

     The Trust's current portfolio of properties is comprised of a 100% ownership interest in three manufactured home community properties and a 40%, 11% and 11% interest, respectively, in three other manufactured home community properties. If Proposal 1 is approved, Chateau has advised the Trust that it intends to announce that the Trust will be a primary vehicle through which Chateau will make investments in manufactured home communities that do not fit the core asset type typical of the existing Chateau portfolio, which is characterized by large, stable, institutional-quality, fully-amenitized properties. The Trust will employ higher levels of leverage than Chateau and will focus primarily on lower profile assets that are likely to have fewer amenities, different locational requirements and a greater proportion of single-wide homes than the typical Chateau community. The Trust believes that its affiliation with Chateau will benefit the Trust by providing it with access to Chateau's national organization, management team and investment and management philosophies.

     The Trustees believe that adopting the Organizational Amendments is in the best interests of the Trust and its Shareholders and recommend that Shareholders vote for this Proposal. Proposal 1 involves certain risks, conflicts of interest and other considerations, which are discussed below. In considering the recommendations of the Trustees with respect to the Organizational Amendments, Shareholders are urged to consider carefully the basis of such recommendations, the changes that are effected, and likely to be effected, upon approval of the Organizational Amendments, and potential conflicts of interest and other risk factors described herein under "RISK FACTORS".

ELECTION OF DIRECTORS

     Proposal 2 relates to the Annual Election of Trustees of the Trust. See "Proposal 2: Election of Trustees" herein for additional details.

                CERTAIN RISK FACTORS AND OTHER CONSIDERATIONS

     Proposal 1 involves certain risks, conflicts of interest and other considerations, which are discussed below. In considering the recommendations of the Trustees with respect to the Organizational Amendments, Shareholders are urged to consider carefully the basis of such recommendations, the changes that are effected, and likely to be effected, upon approval of the Organizational Amendments, and potential conflicts of interest and other risk factors described below.

FUNDAMENTAL CHANGE IN NATURE OF SHAREHOLDERS' INVESTMENT IN THE TRUST

     The Organizational Amendments, if approved, and the changes that are expected to be effected following any such approval, will operate to change fundamentally the nature of the investment of the Common Shareholders and Preferred Shareholders in the Trust, and the rights of the Common Shareholders and Preferred Shareholders and the rights and obligations of the Trust will differ from those existing and provided for under the Declaration of Trust. The Trust was originally formed with certain characteristics, including (i) a finite life, (ii) limited use of leverage, (iii) portfolio liquidation over time, and (iv) limited, if any, potential for growth. By contrast, under the Amended Declaration and By-laws the Trust will have (i) an infinite life, (ii) enhanced financial flexibility, (iii) substantial use of leverage, (iv) no specific intention to sell or liquidate some or all of its assets, over time, or at a given point of time, and (v) a growth-oriented business plan. While the Trustees believe that the above described changes, and other changes that may be made or effected following the approval of the Organizational Amendments, are likely to be beneficial to Shareholders, such changes are also likely to increase the risks associated with such investment.

CONSTRAINTS ON GROWTH OPPORTUNITIES; NO ASSURANCE OF AVAILABLE CAPITAL OR FINANCING

     If Proposal 1 is approved by Shareholders, the Trust intends to pursue a full range of growth opportunities, including acquisition of additional properties, community expansions and, to a lesser extent, new community development and redevelopment of existing communities. The Trust will compete for growth opportunities with national and regional manufactured home community companies, most of which have greater name recognition and financial resources than the Trust. The Trust's failure to compete successfully for acquisitions would adversely affect the Trust's ability to expand its portfolio of properties. The Trust's ability to successfully pursue new growth opportunities will depend on a number of factors, including, among others, the Trust's ability to identify manufactured home communities for acquisition or development, to finance acquisitions and renovations and to successfully integrate new communities into its operations. There is no assurance that suitable communities for acquisition or development will be available or, if available, will be on terms acceptable to the Trust.

     The implementation of the Trust's Business Plan will require substantial additional capital. The Trust will seek additional capital through additional equity or debt offerings, mortgage loans and other borrowings and additional investments by Chateau or other third parties. The Trust currently lacks commitments for any of the additional capital it needs to implement its Business Plan and there can be no assurance that capital or other financing will be available to the Trust, or if available, available on favorable terms. If the Trust is not able to raise additional capital, or obtain other financing or funding, on favorable or acceptable terms, it will need to substantially curtail or abandon its Business Plan. There also can be no assurance that the Trust will be successful in listing the Common Shares on any national securities exchange or on NASDAQ in the future.

ACQUISITION AND DEVELOPMENT RISKS

     If Proposal 1 is approved, the Trust intends to implement an aggressive acquisition program and, to a lesser extent, to pursue the development of new communities and the redevelopment of existing communities. The acquisition and development of new properties entails the risk that investments will fail to perform in accordance with the Trust's expectations. New project development and property redevelopment activities are subject to a number of risks, including, without limitation, risks of construction delays or cost overruns, risks that the properties will not achieve anticipated performance levels and new project commencement risks such as receipt of zoning, occupancy and other required governmental permits and authorizations. These and other risks could result in the incurrence of substantial costs for a project that is never completed. There is no assurance that financing for these projects will be available or, if available, will be on terms acceptable to the Trust. Unanticipated delays or expenses in connection with the development of new properties could have an adverse effect on the results of operations and financial condition of the Trust.

INDEBTEDNESS -- RISK OF FORECLOSURE

     Under the Declaration of Trust (i) total indebtedness of the Trust cannot exceed 300% of the net asset value of the Trust's assets, and (ii) the net asset value of the Trust's assets must be at least 300% of the amount of unsecured indebtedness of the Trust. In accordance with these restrictions, the Trust currently has in the aggregate approximately $8.2 million in outstanding indebtedness (including its pro-rata share of indebtedness from joint ventures and limited partnerships), of which approximately $6.7 million is secured by mortgages on the Trust's assets. Neither the Amended Declaration nor the By-laws limit the amount of indebtedness that the Trust may incur. The Trust's incurrence of additional indebtedness could increase its vulnerability to general economic and real estate industry conditions (including increases in interest rates) and could impair the Trust's ability to obtain additional financing in the future and to take advantage of significant acquisition opportunities that may arise. There is no assurance that the Trust will be able to meet its future debt service obligations and, to the extent that it cannot, the Trust risks the loss of some or all of its assets, to foreclosure. Adverse economic conditions could cause the terms at which borrowings become available to be unfavorable. In such circumstances, if the Trust is in need of capital to repay indebtedness in accordance with its terms or otherwise, it could be required to liquidate one or more investments in such properties at times which may not permit realization of the maximum return on such investments.

ENVIRONMENTAL MATTERS

     In connection with the Trust's acquisition of properties in the future, it generally intends to conduct a Phase I environmental assessment prior to acquisition. A Phase I environmental assessment involves researching historical usages of a property, databases containing registered underground storage tanks and other matters, including an on-site inspection, to determine whether an environmental issue exists with respect to the property which needs to be addressed. It is possible that Phase I environmental assessment will not reveal all environmental liabilities or compliance concerns or that there will exist material environmental problems or compliance concerns with respect to new acquisition of which the Trust is not aware.

CONFLICTS OF INTEREST

     Proposal 1 and the recommendation of certain of the Trustees set forth herein, could be deemed to involve certain conflicts of interest between certain of the Trustees, on the one hand, and Shareholders on the other hand, including the following:

     Relationship of The Windsor Corporation to the Trust. The Windsor Corporation, the advisor to the Trust (the "Advisor"), is a wholly-owned subsidiary of Chateau. Chateau and the Advisor currently collectively own 19,339 Common Shares and 984 Preferred Shares, representing a combined 9.8% equity interest in the Trust. Gary P. McDaniel, a Trustee of the Trust, is also the Chief Executive Officer and a shareholder of Chateau. See "Future Control by Principal Stockholders" below for additional details relating to Chateau's ownership of Shares and its potential to control the Trust.
Pursuant to the Advisory Agreement dated January 30, 1992 (as amended), between the Advisor and the Trust (the "Advisory Agreement"), the Advisor is entitled to the following fees: (i) annual subordinated advisory fees of up to 1% of invested assets, and .05% of uninvested assets of the Trust, (ii) brokerage commissions in connection with the acquisition of properties by the Trust equal to the lesser of one-half of the brokerage commission paid, or 3% of the sales price, and (iii) a subordinated incentive fee on the disposition of the Trust properties equal to 15% of cash remaining from the liquidation of the Trust properties after the Preferred Shareholders and Common Shareholder have received their liquidation preferences. While the adoption of the Organizational Amendments and the implementation of the Business Plan do not affect the Advisor compensation structure under the Advisory Agreement, the Trustees expect that the implementation of the Business Plan, by increasing the size of the Trust's portfolio of properties, will operate to increase the total aggregate compensation payable to the Advisor under the Advisory Agreement.

     Potential Future Conflicts of Interest. Chateau is the largest publicly-held real estate investment trust in the United States that is principally engaged in the acquisition, development and management of manufactured home communities and will continue to aggressively pursue acquisition and development opportunities on its own behalf to add to its portfolio. While there are differences in the type and nature of manufactured home community acquisitions expected to be pursued in the future by Chateau, and the Trust, respectively, it is possible that the Advisor will find investment opportunities in the future that may be attractive to both the Trust and Chateau thereby creating potential conflicts of interest.

FUTURE CONTROL BY PRINCIPAL SHAREHOLDERS

     Chateau and the Advisor currently collectively own, in the aggregate, 19,339 Common Shares and 984 Preferred Shares, representing a combined 9.8% equity interest in the Trust, and the Trust and Chateau anticipate that promptly following the approval of Proposal 1 by the Shareholders it is expected that Chateau will purchase at least an additional 130,000 Common Shares, or Preferred Shares, or a combination thereof, for a purchase price (but not below $25 per Share) equal to the aggregate fair market value of such Shares, as determined by the Independent Trustees, which would give it an aggregate 45% equity ownership interest in the Trust. With limited exceptions, under the Amended Declaration, matters voted on by the Shareholders (including the Election of Trustees) are voted on by the holders of the Common Shares and Preferred Shares, voting as a single class. Accordingly, assuming Chateau makes the additional above described investment, Chateau will have substantial influence over the affairs of the Trust, and will have the power, with limited support from the other Shareholders, to approve or block most actions requiring the approval of the Shareholders of the Trust, including the sale of all assets of the Trust and other extraordinary actions.

     It is expected that for at least the first two years following the adoption of the Organizational Amendments, Chateau may seek to maintain ownership of up to 45% of the outstanding shares of beneficial interest of the Trust. It is anticipated that additional investments by Chateau will be on substantially the same terms as investments by unaffiliated third parties involved in any such investment or, if such third parties are not involved, on such terms as the Independent Trustees shall determine.

                PROPOSAL 1 -- PROPOSED ORGANIZATIONAL AMENDMENTS

     Proposal 1 involves the amendment of the Declaration of Trust of the Trust through the approval and adoption of the form, terms and provisions of the Amended and Restated Declaration of the Trust (the "Declaration of Trust") and, the adoption of By-laws of the Trust, through the approval of the form, terms and provisions of a proposed form of By-laws for the Trust. The principal purposes of Proposal 1 are to convert the Trust from a finite-life to an infinite life entity and to remove various restrictions and limitations and other requirements contained in the Declaration of Trust that are not typically found in more modern organizational documents of leading real estate investment trusts ("REITs"). These include provisions that (i) restrict the types and amounts of equity and debt of securities that the Trust may issue, and (ii) limit the nature and types of investments that the Trust may make (hereinafter "Capital, Investment and Other Restrictions"). The Organizational Amendments also provide for changing the name of the Trust to "N' Tandem Trust," a name that the Trustees believe is better suited to the Trust given its future proposed activities. See "Comparison of Principal Terms of Declaration of Trust and Amended Declaration and By-laws," for additional information concerning the Organizational Amendments.

     The Amended Declaration also provides for the exchange of each Common Share and Preferred Share of the Trust for a share of a new class of Common Shares and Preferred Shares, respectively, which will be identical to the existing classes of shares, except that (i) in keeping with the conversion of the Trust from finite-life to infinite-life, the Trust will no longer be required to make distributions to Shareholders of all proceeds from sales or refinancings of properties, (ii) effective upon the listing of the Common Shares on any national securities exchange or NASDAQ, the Trust may redeem such outstanding Preferred Shares upon 60 days written notice to Preferred Shareholders at a redemption price per Preferred Share equal to the Preferred Share Liquidation Preference allocable to such Preferred Share, which as of December 31, 1997 was $26.82, and (iii) each holder of Preferred Shares shall have the right, which becomes exercisable upon receipt of any Redemption Notice, to convert each Preferred Share held by such holder into one Common Share, any time prior to the Redemption Date, by the delivery of notice of such exercise to the Trust (the "Conversion Right"). See "Comparison of Principal Terms of Declaration of Trust and Amended Declaration and By-laws".

     The Trustees believe that the Capital, Investment and Other Restrictions severely restrict the Trust's ability to grow. The Trustees also believe there is very limited investor demand for equity interests in real estate investment entities with small capitalizations and limited real estate portfolio size, especially where there are substantial and numerous investment and other restrictions which severely restrict such entities' potential growth, and return on equity. Such investments have limited appeal for the majority of investors in the market, and almost no appeal for institutional and other major investors. In its current form the trust is restricted in its ability to raise additional equity capital or other financing in the public markets, should it desire to do so to take advantage of attractive investment opportunities or for any reason.

     The Trustees believe that the principal benefit that will accrue to the Trust and the Shareholders as a result of the adoption of the Amended Declaration and By-laws is that the new structure will enhance Shareholder value by positioning the Trust for additional growth through a more flexible organizational and capital structure.

     The Trust's current portfolio of properties is comprised of a 100% ownership interest in three manufactured home community properties and a 40%, 11% and 11% interest, respectively, in three other manufactured home community properties. The Advisor and the Trustees of the Trust believe that there are significant opportunities for the Trust to acquire additional real properties, and ownership interests in real properties and entities owning real property, in the current market at prices that are likely to provide attractive investment returns. However, given (i) the Trust's lack of capital available to make such investments and (ii) the Capital, Investment and Other Restrictions, the Trust is effectively prevented from engaging in such acquisitions and taking advantage of such investment opportunities.

     If Proposal 1 is approved by Shareholders, it is expected that the Trust will engage in the following transactions and effect the following changes:
(i) Chateau, a publicly-held REIT which is the largest owner/operator of manufactured home communities in the United States, is expected to purchase at least an additional 130,000 Common Shares, or Preferred Shares, or a combination thereof, for a purchase price (but not below $25 per Share) equal to the aggregate fair market value of such Shares, as determined by the Independent Trustees; (ii) the Trust will form the Operating Partnership in order to facilitate tax-free and/or tax-deferred acquisitions of additional properties, as described herein under "Organization of UPREIT; Contribution Transaction"; (iii) the Trust will begin implementing a growth-oriented Business Plan designed to cause the Trust to attain greater size and asset diversity and to achieve greater total returns for its Shareholders (see "Implementation of Business Plan; Growth Strategy"); and (iv) if successful in the implementation of the Business Plan in the near to mid-term, the Trust anticipates that it will seek to list the Common Shares on a national securities exchange or NASDAQ, and if deemed appropriate, raise additional capital through an underwritten public offering of the Common Shares, or other securities of the Trust. Chateau and Windsor currently collectively own 19,339 Common Shares and 984 Preferred Shares, representing in the aggregate a 9.8% equity interest in the Trust and is also the sole shareholder of the Advisor. See "Transactions and Changes to be Effected Upon Approval of Proposal 1" below.

     The Trustees believe that adopting the Organizational Amendments is in the best interests of the Trust and its Shareholders and recommend that Shareholders vote for this Proposal.

     Under the Declaration of Trust, Proposal 1 requires the approval of the holders of a majority of the issued and outstanding Common Shares and Preferred Shares, each voting as a separate class. See "Voting Procedures and Miscellaneous Matters" below.

     TRANSACTIONS AND CHANGES TO BE EFFECTED UPON APPROVAL OF PROPOSAL 1

ADDITIONAL CHATEAU INVESTMENT

     Effective May 11, 1998, Chateau completed its approximate $5.7 million investment, in the Trust consisting of a purchase of 19,139 Common Shares (at a price of $25 per Share) and the receipt by Chateau of two promissory notes of the Trust, one secured by a mortgage on the Trust's properties and one unsecured (together, the "Promissory Notes") in the principal aggregate amount of approximately $5.2 million (the "Original Chateau Investment").

     Chateau expects that, upon approval of Proposal 1, it will purchase at least an additional 130,000 Common Shares, or Preferred Shares, or a combination thereof, for a purchase price (but not below $25 per Share) equal to the aggregate fair market value of such Shares, as determined by the Independent Trustees, (the "Additional Chateau Investment"). Any purchase price will be paid through the first cancellation of all or a portion of the indebtedness due under the Promissory Notes with the balance, if any, in cash.

     The terms of the Original Chateau Investment have been, and of the Additional Chateau Investment (together, the "Chateau Investments") will be, approved by the Independent Trustees of the Trust. The purchase price for the Common Shares issued in connection with the Original Chateau Investment was based upon what the Independent Trustees believe to be the fair market value of such Shares. Following the closing of the Additional Chateau Investment, it is anticipated that Chateau will own Preferred Shares and Common Shares representing in the aggregate a 45% equity interest in the Trust.

ORGANIZATION OF UPREIT; CONTRIBUTION TRANSACTION

     Promptly following the approval of Proposal 1 the Trust intends to engage in the following restructuring transactions: (i) the Trust will form an Operating Partnership subsidiary of the Trust to be named N' Tandem Operating Partnership, L.P. and (ii) the Trust will contribute substantially all of the assets of the Trust to the Operating Partnership in exchange for the issuance of general and limited partnership interests in the Operating Partnership to the Trust, and limited partner interests to N' Tandem Holding Corp., a newly formed subsidiary of the Trust.

     The principal purpose for creating the above described UPREIT Structure is to (i) maximize the Trust's ability to take advantage of appropriate investment opportunities, and (ii) maximize the flexibility that the Trust has available to it in structuring its investments to take advantage of certain available tax benefits, or to meet the needs and requirements of particular sellers of properties, or interests in or entities owning, real properties. The principal advantage of the UPREIT Structure is that it permits the Trust to engage in transactions that are structured to delay, and in some cases avoid, capital gains taxes that would otherwise be payable by sellers of property held in limited partnership form.

IMPLEMENTATION OF BUSINESS PLAN; GROWTH STRATEGY; FUTURE LISTING OF COMMON SHARES ON EXCHANGE

     If Proposal 1 is approved by the Shareholders, the Trust intends to pursue a full range of growth opportunities, including acquisition of additional properties, community expansions and, to a lesser extent, new community development and redevelopment of existing communities. The Trust anticipates that it will utilize a substantial amount of mortgage and other debt financing in connection with such acquisitions and the implementation of its Business Plan. However, it will be the Trust's policy following the approval of Proposal 1 to not incur additional indebtedness if doing so would result in total indebtedness of the Trust exceeding total of 80% of the value of the Trust's assets.

     If Proposal 1 is approved, Chateau has advised the Trust that it intends to announce that the Trust will be a primary vehicle through which Chateau will make investments in manufactured home communities that do not fit the core asset type typical of the existing Chateau portfolio, which is characterized by large, stable, institutional-quality, fully-amenitized properties. The Trust will employ higher levels of leverage than Chateau and will focus primarily on lower profile assets that are likely to have fewer amenities, different locational requirements and a greater proportion of single-wide homes than the typical Chateau community. The Trust believes that its affiliation with Chateau will benefit the Trust by providing it with access to Chateau's national organization, management team and investment and management philosophies.

     Fully implementing the Trust's Business Plan will require substantial amounts of capital beyond that which may be available through mortgages and private investors. If the Trust is successful in its initial efforts to implement its Business Plan, it is likely that the Trust will seek to list the Common Shares on a national securities exchange or NASDAQ, and to raise additional capital through an underwritten public offering of Common Shares, or other securities of the Trust, to enable it to continue with the Business Plan in the mid-term. There can be no assurance the Trust will be successful in this regard.

COMPARISON OF PRINCIPAL TERMS OF DECLARATION OF TRUST AND AMENDED DECLARATION AND BY-LAWS

     Set forth below is a comparison of the principal terms of the Declaration of Trust, as currently in effect, against those that would be in effect if the Amended Declaration, and By-laws, were approved and adopted. Capitalized terms in this section that are not defined herein, or elsewhere in this Proxy Statement, have the meanings ascribed to them in the Declaration of Trust, Amended Declaration, or By-laws, as the case may be. The Amended Declaration, and By-laws, are set forth in their entirety in Appendix A, and Appendix B, respectively.

                          DECLARATION OF TRUST

                      AMENDED DECLARATION AND BY-LAWS

ORGANIZATION

The Trust is an unincorporated business trust organized on November 18, 1991 under California law, and is governed by the California REIT statute. The Trust is qualified as a REIT under Section 856 of the Code. The Trust is an externally advised REIT.


Under the Amended Declaration and By-laws, the Trust would continue to be an unincorporated business trust organized under California law, and be governed by, the California REIT Statute. The Trust would continue to qualify as a REIT under the Code, and operate as an externally advised REIT.

LENGTH OF INVESTMENT

The Trust is a finite life entity. During the term of the Trust, the Trustees are required to distribute all proceeds from the sale or refinancing of properties to the Shareholders promptly upon the sale or refinancing of any property. The term of the Trust will expire on December 31, 2006. Following such date all remaining assets of the Trust would be liquidated, and final distributions would be made to the Shareholders in accordance with the terms and provisions of the Declaration of Trust.

The Trust would become, under the Amended Declaration, a perpetual life entity with the intention of continuing its operations for an indefinite time period. Proceeds from the sale or refinancing of properties would not be required to be distributed to the Shareholders and, subject to the distribution requirements relating to maintaining the Trust's status as a REIT, it is anticipated that such proceeds would be likely to be reinvested, or held for future investment, in additional properties. As an infinite life entity no future liquidation or dissolution of the Trust would be required or planned.

VOTING RIGHTS

Each Common Share and each Preferred Share is entitled to one vote on all matters submitted to a vote of Shareholders. Common Shares and Preferred Shares vote as one class except with respect to proposals that operate to diminish the liquidation rights and preferences of the Common Shares or Preferred Shares, as the case may be, which proposals require the affirmative vote of a majority of the Common Shareholders, and Preferred Shareholders, voting as separate classes. Each Shareholder has the option to use cumulative voting in the Election of Trustees. The total number of votes available to holders electing cumulative voting is equal to three times the number of Shares held, which may be allocated in the holder's discretion.

Except as described below, the voting rights of the Common Shares and Preferred Shares under the Amended Declaration and By-laws will remain the same as those under the Declaration of Trust.

Under the Amended Declaration and By-laws cumulative voting for the election of Trustees will be eliminated, and the Shareholders will be entitled to cast one vote for or against each nominee for each Common Share or Preferred Share held.
                                    15

Under the Declaration of Trust the Advisor, the Trustees, and their Affiliates, are restricted from voting Shares held by them with respect to the following matters (the "Voting Restrictions") (i) election of the Independent Trustees, (ii) amendments to the Declaration of Trust, (iii) approval or disapproval of contracts with Affiliates, (iv) removal of any or all Trustees, or their Affiliates, (v) dissolution of the Trust, (vi) removal of the Advisor or its Affiliates, or (vii) regarding any transaction between the Trust and any of the Advisors, the Trustees or their Affiliates.

The Voting Restrictions contained in the Declaration of Trust are not included in the Amended Declaration or By-laws. If the Organizational Amendments are approved, the Advisor and its Affiliates will have the same voting rights as other holders of Shares.

DISTRIBUTIONS; LIQUIDATION PREFERENCES

OPERATING DISTRIBUTIONS

Common Shares and Preferred receive distributions of cash from operations when and as declared by the Trustees. The Trustees are required to declare a Preferred Share dividend on the Preferred Shares annually, equal to between 6% and 7% of the per share original offering price of the Preferred Shares, as adjusted for prior distributions. Once the annual Preferred Share Dividend Preference is declared and paid, the Trustees may declare annually, in their discretion, a Common Share dividend which among the Preferred Shares and the Common Shares as a single class may not exceed the amount of the Preferred Share dividend for such year. Any distributions in excess of the above amounts are required to be distributed pro-rata among the Preferred Shares and the Common Shares as a single class.

DISTRIBUTIONS

Under the Amended Declaration of Trust distributions from all sources will be declared by the Trustees in accordance with the distribution provisions of the Declaration of Trust that currently relate to operational distribution.

The Amended Declaration will not differentiate between operational distributions and distributions of cash from sales or refinancing of properties.

The Amended Declaration of Trust does not mandate the distribution of proceeds from sales of refinancing of properties to Shareholders from whatever source will be made in accordance with the provisions of the Declaration of Trust relating to distribution of cash from operations.

DISTRIBUTIONS OF CASH FROM SALE OR REFINANCING OF PROPERTIES.

The Declaration of Trust requires that all proceeds from the sale or refinancing of properties be promptly distributed following any such sale or refinancing. The distribution of cash from the sale or refinancing of properties is made on a property-by-property basis, and is allocated between Preferred Shares and Common Shares in ratio to the gross proceeds of the original offering raised from the sale of Preferred Shares and Common Shares, respectively. The cash is distributed, first, to Preferred Shareholders in an amount equal to 100% of their capital deemed invested in the property, plus a return thereon of 8% per annum cumulative (not compounded), less a ratable portion of all prior distributions of cash from operations to Preferred Shareholders (the "Preferred Share Liquidation Preference"); second, to Common Shareholders in an amount equal to 100% of their capital deemed invested in the property, plus a return thereon of 10% per annum cumulative (not compounded), less a ratable portion of all prior distributions of cash from operations to Common Shareholders (the "Common Share Liquidation Preference"); third, 15% of the balance, if any, is reserved for payment to the Advisor as an incentive fee, but is not paid to the Advisor until the holders of Preferred Shares have received the Preferred Share Liquidation Preference and Common Shares have received the Common Share Liquidation Preference, with the remaining 85% of such balance being distributed to the Shareholders pro rata.

DISTRIBUTIONS OF PROCEEDS FROM A LIQUIDATION AND WINDING-UP OF THE TRUST.

Upon a liquidation of the Trust's properties and a winding-up of the Trust, the distribution of proceeds would be the same as set forth under "Distributions of Cash From Sale or Financing of Properties" above.

DISTRIBUTIONS OF PROCEEDS FROM A LIQUIDATION AND WINDING-UP OF THE TRUST.

Provisions in the Amended Declaration relating to the distribution of proceeds from a liquidation and winding up of the Trust remain the same as in the Declaration of Trust.

ISSUANCE OF ADDITIONAL SECURITIES

The Declaration of Trust authorizes the issuance of an unlimited amount of Common Shares and Preferred Shares. No other classes of shares of beneficial interest or other equity securities are authorized under the Trust or may be issued.

Under the Amended Declaration the Board of Trustees will have broad discretion in the types and nature of the equity and other securities that the Trust may authorize and issue. The Board of Trustees may, in its discretion, authorize the issuance of additional Common Shares or Preferred Shares, and such other equity securities as it deems appropriate including other series of beneficial interests which may have preferences and rights senior to those attaching to the Common Shares and Preferred Shares.

REDEMPTION AND CONVERSION RIGHTS

Other than redemption rights of the Trust relating to Ownership Limitations, the Declaration of Trust does not provide for any rights with respect to the conversion or redemption of any Common Shares or Preferred Shares, or any other securities of the Trust.

The Amended Declaration provides the Trust with a redemption right (the "Redemption Right"), exercisable upon the listing of the Common Shares on any national securities exchange or NASDAQ, whereby the Trust may redeem such issued and outstanding Preferred Shares as it deems appropriate on not less than 60 days notice to such holders of Preferred Shares as it may select (the "Redemption Notice"), for a purchase price per share equal to the Preferred Share Liquidation Preference (the "Purchase Price") with respect to each such Preferred Share. Such Redemption Notice is required to specify, among other things, (i) the number of Preferred Shares proposed to be redeemed from such holder, (ii) the Purchase Price, and (iii) the proposed redemption date ("Redemption Date").

The Amended Declaration also provides each holder of Preferred Shares with the right, which becomes exercisable upon receipt of any Redemption Notice, to convert each Preferred Share held by such holder into one Common Share, any time prior to the Redemption Date, by the delivery of notice of such exercise to the Trust (the "Conversion Right").

Had the Redemption Right been exercisable on December 31, 1997, the Purchase Price for the Preferred Shares on such date would have been $26.82 per share.

INVESTMENT RESTRICTIONS

The Declaration of Trust provides that the Trust will not engage in any of the following investment practices or activities: (1) invest in commodities or commodity future contracts; (2) invest more than 10% of its total assets in unimproved real property or indebtedness secured by a deed of trust or mortgage loan on unimproved real property; (3) invest in or make mortgage loans; (4) invest in contracts for the sale of real estate; (5) engage in any short sale; (6) acquire securities in any company holding investments or engaging in activities prohibited by these restrictions; or (7) invest in the equity securities of any non-governmental issuer, including other real estate investment trusts or limited partnerships for a period in excess of 18 months.


The Amended Declaration does not contain any restriction on the nature or type of investments that the Trust may make. The nature and types of investments that the Trust may make are limited only by the requirements and restrictions relating to the Trust's maintaining its status as a REIT.

LIMITATIONS ON BORROWING; DEBT

Under the Declaration of Trust (i) total indebtedness of the Trust cannot exceed 300% of the net asset value of the Trust's assets, and (ii) the net asset value of the Trust's assets must be at least 300% of the amount of unsecured indebtedness of the Trust.

It is also the policy of the Trust that it will not incur mortgage indebtedness in the aggregate which exceeds 50% of the total value of the Trust's assets.

The Trust would not be limited with respect to secured or unsecured borrowings, or the issuance of debt securities.

The Trust's policy will be not to incur additional indebtedness if doing so would result in total indebtedness of the Trust exceeding 80% of the value of its assets.

MANAGEMENT CONTROL

The Trustees are, subject to certain narrow limitations, vested with all management authority to conduct the business of the Trust, including authority and responsibility for overseeing all executive, supervisory and administrative services rendered to the Trust. The Trustees are not classified, and are elected by the Shareholders annually.
The Board of Trustees will continue to direct the management of the Trust's business and affairs. The Trustees are not classified, and will continue to be elected by Shareholders annually.

ENGAGEMENT OF ADVISOR

The Trust is an externally advised REIT. The Windsor Corporation has been the advisor to the Trust since the Trust's formation. The current relationship between the Trust and the Advisor is governed by the Advisory Agreement.
Under the Declaration of Trust, the Advisory Agreement cannot be extended at any given time for more than one year, and may be terminated by the Trust without cause, on 60 days notice (the "Renewal and Termination Restrictions").

The Trust will continue as an externally advised REIT, and The Windsor Corporation will continue as the advisor to the REIT pursuant to the Advisory Agreement. The Renewal and Termination restrictions are not included in the Amended Declaration.

ANTITAKEOVER PROVISIONS

The Declaration of Trust contains provisions that may have the effect of delaying or discouraging an unsolicited proposal for the acquisition of the Trust or the removal of incumbent management, including provisions designed to avoid concentration of share ownership in a manner that would jeopardize the Trust's status as a REIT under the Code.

The Declaration of Trust also includes NASAA's Real Estate Investment Trust Guideline provisions regarding Roll-Ups. These provisions which are set forth in Article XIX of the Declaration of Trust, include provisions for (a) appraisal of Trust assets by an independent expert, (b) the rights of Shareholders to accept securities of a roll-up entity, or receive cash for their Shares based on the appraised value of net assets of the Trust or remain as Shareholders of the Trust and (c) certain democracy, access to records and other rights to be provided by the roll-up entity.

The Amended Declaration and By-laws of the Trust contain a number of provisions that may have the effect of delaying or discouraging a change in control of the Trust that might be in the best interests of Shareholders. While there are no provisions specifically relating to roll-up transactions, the Amended Declaration and By-laws do provide for the following, among others, (i) the authorization of the Board to issue shares of beneficial interest that may be classified and issued as a variety of equity securities in the discretion of the Board of Trustees, including securities that have superior voting rights to the Shares; (ii) a requirement that trustees be removed only for cause and only by a vote of at least 80% of the outstanding Shares; and (iii) provisions designed to avoid concentration of share ownership in a manner that would jeopardize the Trust's status as a REIT under the Code.

There are no appraisal or compensation procedures or requirements in the Amended Declaration and By-laws relating to "roll-up" transactions.

TRANSACTIONS WITH AFFILIATES

The Trust is prohibited from engaging in any transactions with any Trustee, officer, sponsor, Advisor, or any affiliates of such persons (all such persons and entities being hereinafter referred to as "Affiliates"), unless such transaction has, after disclosure of such affiliation, been approved by the affirmative vote of a majority of the Independent Trustees not affiliated with a person who is a party to the transaction, and (i) the transaction is fair and reasonable to the Trust and its Shareholders; and (ii) the terms are at least as favorable as an arms length transaction would be the price does not exceed the appraised value of the property being acquired, if an acquisition is involved. Payments to the Advisor, its Affiliates and the Trustees for services rendered in any capacity other than that as Advisor or Trustee may only be made upon a determination by the Independent Trustees that: (i) the compensation is not in excess of their compensation paid for any comparable services; and (ii) the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties involved.

Additional restrictions in the Declaration of Trust relating to transactions with Affiliates include, among others, restrictions on (i) purchasing property from Affiliates, (ii) selling property to Affiliates, (iii) making loans or borrowing money from Affiliates, and (iv) investing in joint ventures with Affiliates.

Transactions involving any actual or potential conflict of interest with a Trustee or Advisor, or an affiliate of such persons, are required to be approved by a majority of the Independent Trustees of the Trust, or, if any Independent Trustee has an actual or potential conflict, the disinterested Trustees of the Trust, as the case may be. Transactions with Chateau and any of its affiliates (including the Advisor) are required to be approved by a majority of the Independent Trustees. There are no other restrictions or limitations in the Amended Declaration or By-laws with respect to such "affiliate" or "interested director" transactions.

LIMITATION ON TOTAL OPERATING EXPENSES

The Declaration of Trust provides that, subject to the conditions described in the following paragraph, the Total Operating Expenses of the Trust shall not exceed in any fiscal year the greater of 2% of the Average Invested Assets of the Trust during such fiscal year of 25% of the Trust's Net Income during such fiscal year.

There are no limitations in the Amended Declaration or By-laws on the total operating expenses of the Trust.

OWNERSHIP LIMITATIONS

Under the Declaration of Trust no entity or individual may own more than 9.8% of the outstanding Shares. The Trustees may refuse to permit any transfer of Shares which would violate the 9.8% ownership limit, and may redeem Shares, subject to certain requirements, in order to remedy any violation of the 9.8% ownership limit.

Subject to certain exceptions, the Amended Declaration provides that no holder may own, or be deemed to own by virtue of the attribution provisions of the Code, more than (i) 9.8% of the lesser of the number or value of Shares outstanding or (ii) 9.8% of the lesser of the number or value of the issued and outstanding preferred shares of any class or series of the Trust (the "Ownership Limit"). Chateau currently owns a 9.8% ownership interest in the Trust. Under the Amended Declaration, Chateau is excluded from the Ownership Limit in order to enable Chateau to make the Additional Chateau Investment, which will allow the Trust to begin promptly its implementation of the Business Plan. The Board of Trustees may, but in no event will be required to, grant exemptions from the Ownership Limit with respect to particular shareholders in the future if it determines that such ownership will not jeopardize the Trust's status as a REIT. As a condition of such waiver, the Board of Trustees may require opinions of counsel satisfactory to it and/or undertakings or representations from the applicant with respect to preserving the REIT status of the Trust.

                   PROPOSAL 2:  ANNUAL ELECTION OF TRUSTEES


ELECTION OF TRUSTEES

     All Trustees of the Trust are elected for a one-year term and continue in office until their successors are elected and qualified. The Trust has three Trustees.

     Kenneth G. Pinder and Richard B. Ray are currently the Trust's Independent Trustees. On April 8th, 1998 the Independent Trustees selected the following three nominees for re-election as Trustees at the Annual Meeting, each for a one-year term expiring on the date of the Annual Meeting in 1999 and until their successors are elected and qualified: Kenneth G.
Pinder, Richard B. Ray and Gary P. McDaniel.   Each nominee is a current
Trustee of the Trust.

     The Trust's Declaration of Trust requires that a majority of Trustees must be Independent Trustees, that a majority of each committee of Trustees must be Independent Trustees, and that Independent Trustees shall nominate successor Independent Trustees.

     It is intended that proxies will be voted to elect as Trustees the three nominees named for terms ending on the date of the 1999 Annual Meeting. If any nominee is unable or declines to serve, an event the Board of Trustees does not expect, proxies will be voted for the election of a substitute nominee.

     A short biography of each nominee for re-election as Trustee follows:

     Gary P. McDaniel (52) became a Trustee of the Trust in September of
1997. He has been Chief Executive Officer and a director of Chateau since February 1997. Mr. McDaniel was Chairman of the Board, President and Chief Executive Officer for ROC Communities, Inc. at the time of its merger with Chateau in February 1997. He had been a principal of ROC and its predecessors since 1979, and has been active in the manufactured home industry since 1972. Mr. McDaniel has been active in several state and national manufactured home associations, including associations in Florida and Colorado. In 1996, he was named "Industry Person of the Year" by the National Manufactured Housing Industry Association. Mr. McDaniel is on the Board of Directors of the Manufactured Housing Institute. He is a graduate of the University of Wyoming and served as a Captain in the United States Air Force.

     Richard B. Ray (57) became a Trustee of the Trust on September of 1997. Since 1995 he has been Co-Chairman of the Board and Chief Financial Officer of 21st Century Mortgage Corporation, (a lender to the manufactured home industry) and a director of the following companies: BankFirst, Radio Systems Corporation and Knox Corporation Housing Partnership (a not for profit developer of low income housing in Knox County, Tennessee). Previously, he was Executive Vice President, Chief Financial Officer, and Director of Clayton Homes Inc. (a vertically integrated manufactured housing company) from 1982-1994 and a Director of Palm Harbor Homes, Inc. (a national producer of manufactured homes) from 1994-1995.

     Kenneth G. Pinder (62) became a Trustee of the Trust in September of 1997. Mr. Pinder entered the housing business in 1970 managing a Manufactured Housing site rental community and formed American Living Homes Inc., a manufactured housing dealership, in 1974. He continues to be the owner and president of this corporation. He is also sole owner of Able Mobile Housing Inc., a temporary housing company for fire loss victims and has developed mobile home sites and purchased and sold numerous communities over the past twenty years. Mr. Pinder has been a member of the Michigan Manufactured Housing Association for over 35 years. In 1992 he was elected to the Michigan Manufactured Housing Board of Directors. He was also elected to the Executive Committee of the Board.

BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction of the Board of Trustees. Members of the Board keep informed of the Trust's business and activities by reports and proposals sent to them in advance of each Board meeting and reports made to them during these meetings by the Chairman. Members of the Advisor and the property manager are available at Board meetings or other times to answer questions and discuss issues.

     In 1997 the Board of Trustees had two Board Meetings and three actions approved by unanimous written consent. Each Trustee attended all meets of the Board and committees of the Board on which such Trustee served. Attendance at these meetings averaged 100% among all Trustees in 1997.

COMMITTEES OF THE BOARD

     The Board has one committee, the Audit Committee, of which the Board's two Independent Trustees are the members: Kenneth G. Pinder and Richard B. Ray.

     This committee recommends to the Board of Trustees the engagement of independent accountants; reviews with the accountants the audit plan, non-audit services, and fees related to each; reviews the Trust's internal financial controls and auditing; reviews annual financial statements before issuance; and makes appropriate reports and recommendations to the Board. The committee met one time in 1997.

ADVISOR

     The Windsor Corporation is the Advisor to the Trust. Its services include managing the day-to-day Trust affairs and serving as financial and investment advisor in connection with policy decisions made by the Trustees. The current contract with the Advisor has a one-year term ending April 10, 1999, and is renewable for successive one-year periods subject to the approval of the Board, including a majority of the Independent Trustees. The Advisory Contract may be terminated without cause by either the Board or the Advisor upon 60 days' notice. Gary P. McDaniel, Chairman of the Board, is a controlling person of the Advisor.

SHARE OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     Chateau and the Advisor currently beneficially own, in the aggregate, 19,339 Common Shares and 984 Preferred Shares, representing a combined 9.8% equity interest in the Trust. Other than these Shares, no Trustee or executive officer owns Trust shares either of record or beneficially, directly or indirectly, as of May __, 1998. If the Organizational Amendments are approved, it is anticipated that Chateau will purchase at least an additional 130,000 Common Shares, or Preferred Shares, or a combination thereof, for a purchase price (but not below $25 per share) equal to the aggregate fair market value of such Shares, as determined by the Independent Trustees. Upon such purchase Chateau would have an approximate 45% ownership interest in the Trust.

INDEPENDENT TRUSTEES COMPENSATION

     Each of the Independent Trustees received $7,500 in trustee fees in 1997 for services rendered.

EXECUTIVE COMPENSATION

     The Trust did not pay compensation to Gary McDaniel, Chairman of the Board. Compensation was paid to affiliates of Gary McDaniel as described under the next caption.

RELATED PARTY COMPENSATION AND EXPENSE REIMBURSEMENT

     Expense Reimbursements - Optional Costs. The Advisor and its affiliates were paid $34,500 in 1997 in expense reimbursements for Trust operational costs and transfer agent services incurred by the Advisor.

     Advisory Fee. Under the terms of the Advisory Agreement, the Advisor earned advisory fees from the Trust in the amount of $54,500 in 1997. None of this fee was paid to the Advisor. This fee is being deferred by the Advisor, without interest, for payment at a later date. As of December 31, 1997 the Trust owed the Advisor $112,600 for deferred payments under the terms of the Advisory Agreement.


VOTING PROCEDURES AND MISCELLANEOUS MATTERS

THE ANNUAL MEETING

     The Annual Meeting will be held at the Trust's principal executive offices at 6430 South Quebec Street, Englewood, CO 80111 on June __, 1998 at 10:00 a.m. (or at such other date and time to which the Annual Meeting is adjourned), to consider and vote on the Organizational Amendments, and the Election of Directors, and related matters.

CHANGE IN ACCOUNTANTS

     On January 21, 1998 the Trust dismissed its principal outside accounting firm, Deloitte & Touche, LLP and hired Coopers & Lybrand, LLP as its new outside accounting firm. For additional details please see the Trust's Form 10-KSB for the period ended December 31, 1997, which was transmitted to you simultaneously with this Proxy Statement.

SOLICITATION OF PROXIES, ADMINISTRATIVE AGENT

     In addition to soliciting proxies by mail, proxies may be solicited by directors, officers and employees of the Trust and their affiliates, who will not receive additional compensation therefor, by personal interview, telephone, telegram, courier service, or similar means of communication. In addition, the Trust has retained Arlen Capital, LLC as mailing agent to mail proxies with respect to the Proposals (the "Administrative Agent"), administer the delivery of information to the Shareholders and receive and tally votes and engage in certain other non-solicitation activities for the Trust.
Whether or not the Proposals are approved by the Shareholders, the Administrative Agent will be paid a fee by the Trust in accordance with the agreement between the Trust and the Administrative Agent.

RECORD DATE; VOTE REQUIRED

     The close of business on _____, 1998 has been fixed as the record date ("Record Date") for determining the Shareholders entitled to cast votes, in person or proxy, with respect to the Proposals. As of the Record Date, there were 110,292 Common Shares outstanding held of record by a total of 180 Shareholders, and 97,079 Preferred Shares outstanding held of record by a total of 311 Shareholders. With certain limited exceptions each Common Share and each Preferred Share entitles the holder to one vote on all matters submitted to a vote of Shareholders. With certain limited exceptions, none of which will be considered at this Annual Meeting, Common shares and Preferred Shares vote as one class.

     Except as set forth below, at the Annual Meeting each Shareholder of record at the close of business on that the record date will be entitled to one vote for each Common Share or Preferred Share registered in that Shareholder's name. Any person acquiring title to Shares after that date will be entitled to one vote for each full Share for which a proxy has been received from the Shareholder of record. Holders of a majority of all outstanding Shares entitled to vote, present in person or by proxy, constitute a meeting quorum.

     Under the Declaration of Trust, the affirmative vote, in person or by proxy, of the holders of a majority of the Common Shares and Preferred Shares, each voting as a separate class, is required to approve the Organizational Amendments.

     Only Shareholders of record on the Record Date will receive notice of, and be entitled to vote with respect to, the Proposals. The Proxy may be used by each Shareholder in casting his votes for or against the Organizational Amendments, and for the Election of Trustees. The Shareholder may mark the Proxy to vote "for" or "against" the Organizational Amendments or may abstain with respect to its Shares. A Shareholder electing to vote "for" approval of the Organizational Amendments must vote all shares of each class owned by the Shareholder in the Trust for such approval.

     Election of Trustees. The Election of Trustees is decided by a plurality of the votes cast by the shares entitled to vote in the election. Each Shareholder has the option to use cumulative voting in the Election of Trustees. The total number of votes available to holders electing, if cumulative voting is equal to three times the number of Shares held, which may be allocated to the Trustees in such holder's discretion. The candidates receiving the highest number of votes up to the number of Trustees to be elected shall be elected.

     Under the Declaration of Trust, the Advisor and its affiliates are restricted from voting with respect to certain matters, including (i) the election of Independent Trustees, and (ii) Organizational Amendments.
Chateau, which collectively with the Advisor currently owns 19,339 Common Shares and 984 Preferred Shares constituting in the aggregate a 9.8% ownership interest in the Trust, has advised the Trust that it intends to (i) abstain from voting the Shares held by it on the Organizational Amendments, and the election of the Independent Trustees, and (ii) For the election of Gary P. McDaniel as a Trustee.

VOTING PROCEDURES AND POWERS

     Each holder of Common Shares or Preferred Shares may grant Proxies to vote Shares held by it. This Proxy Statement is accompanied by a separate Proxy. The persons named in the Proxy will vote as instructed by a Shareholder with respect to the Proposals and will have authority, as a result of holding such Proxy, to vote in their discretion as to procedural matters relating to the Annual Meeting including, without limitation, with respect to the adjournment of the Annual Meeting from time to time.

     Any Shareholder who fails to vote or "abstains" will be deemed to have voted "against" the Proposals. A Shareholder who submits a signed Proxy but fails to indicate any vote on a question presented on the Proxy will be deemed to have voted "for" the question not voted upon.
     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal (if permitted) of the Proxies will be determined by the Trustees, whose determination will be final and binding.
The Trust reserves the right to reject any or all Proxies that are not in proper form or the acceptance of which, in the opinion of counsel, would be unlawful. The Trust also reserves the right to waive any irregularities or conditions of the Proxy. Unless waived, any irregularities in connection with the Proxies must be cured within such time as the Trust shall determine. The Trust shall not be under any duty to give notification of defects in such Proxies nor shall it incur liabilities for failure to give such notification. The delivery of the Proxies will not be deemed to have been made until such irregularities have been cured or waived.

COMPLETION INSTRUCTIONS

     Each Shareholder is requested to complete and execute the Proxy in accordance with the instructions contained therein. For the Proxy to be effective, each Shareholder must deliver its Proxy at any time prior to the Annual Meeting or any adjournment thereof to:

     Arlen Capital, LLC
     1650 Hotel Circle North
     Suite 200
     San Diego, CA 92108
     Attention:  Mr. Lynn Wells
     Telephone:

A self-addressed envelope for return of the Proxy has been included with this

Proxy Statement.

     The Trustees may elect, at their option, to require that each Proxy be accompanied by evidence (which may include an opinion of counsel acceptable to the Trust) that the Shareholder has met all requirements of its governing instruments, and is authorized to execute such Proxy under the laws of the jurisdiction in which such Shareholder

WITHDRAWAL OR CHANGE OF VOTE

     Proxies may be withdrawn or revoked at any time prior to the Annual Meeting. In addition, subsequent to submission of a Proxy but prior to the Annual Meeting, a Shareholder may change its vote. For a withdrawal or change of vote to be effective, however, a written or facsimile transmission notice of withdrawal or change of vote must be timely received by the Trust prior to the Annual Meeting at the address set forth under "Completion Instructions" above and must specify the name of the person who executed the Proxy that is to be withdrawn or changed and the name of the registered holder, if different from that of the person who executed the Proxy.

                                  Appendix A

                   AMENDED AND RESTATED DECLARATION OF TRUST

                                  Appendix B

                            BY-LAWS OF THE TRUST

                               TABLE OF CONTENTS
                                                                          Page

PROXY STATEMENT                                                             4
AVAILABLE INFORMATION                                                       5
SUMMARY                                                                     6
CERTAIN RISK FACTORS AND OTHER CONSIDERATIONS                               8
Fundamental Change in Nature of Shareholders' Investment in the Trust       8
Constraints on Growth Opportunities; No Assurance of Available Capital or
Financing                                                                   8
Acquisition and Development Risks                                           8
Mortgage Indebtedness -- Risk of Foreclosure                                9
Environmental Matters                                                       9
Conflicts of Interest                                                       9
Future Control by Principal Shareholders                                    10

PROPOSAL 1 -- PROPOSED ORGANIZATIONAL AMENDMENTS                            11
TRANSACTIONS AND CHANGES TO BE EFFECTED UPON APPROVAL OF PROPOSAL 1         13
Additional Chateau Investment                                               13
Organization of UPREIT; Contribution Transaction                            13
Implementation of Business Plan; Growth Strategy; Future Listing of Common
Shares on Exchange                                                          13

COMPARISON OF PRINCIPAL TERMS OF DECLARATION OF TRUST AND AMENDED DECLARATION
AND BY-LAWS                                                                 15
Organization                                                                15
Length of Investment                                                        15
Voting Rights                                                               15
Distributions; Liquidation Preferences                                      16
Issuance of Additional Securities                                           17
Redemption and Conversion Rights                                            17
Investment Restrictions                                                     19
Limitations on Borrowing; Debt                                              19
Management Control                                                          19
Engagement of Advisor                                                       19
Antitakeover Provisions                                                     20
Transactions with Affiliates                                                21
Limitation on Total Operating Expenses                                      21
Ownership Limitations                                                       22


PROPOSAL 2:  ANNUAL ELECTION OF TRUSTEES                                    23
Election of Trustees                                                        23
Board of Trustees                                                           24
Committees of the Board                                                     24
Advisor                                                                     24
Share Ownership of Directors and Executive Officers                         24
Independent Trustees Compensation                                           24
Executive Compensation                                                      24
Related Party Compensation and Expense Reimbursement                        24

VOTING PROCEDURES AND MISCELLANEOUS MATTERS                                 25
The Annual Meeting                                                          25
Change in Accountants                                                       25
Solicitation of Proxies, Administrative Agent                               25
Record Date; Vote Required                                                  25
Voting Procedures and Powers                                                26
Completion Instructions                                                     26
Withdrawal or Change of Vote                                                27

Appendix A                                                                  28
AMENDED AND RESTATED DECLARATION OF TRUSTS                                  28

Appendix B                                                                 B-1
BY-LAWS OF THE TRUST                                                       B-1

                                PROXY CARD




WINDSOR REAL ESTATE INVESTMENT TRUST 8

                     PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS

       The undersigned holder of Shares of beneficial interest of Windsor Real Estate Investment Trust 8, a California business trust (the "Trust"), acting under the laws of the State of California, hereby constitutes and appoints Steven G. Waite and Cynthia Chase, and each of them, the attorneys and proxies of the undersigned, each with the power of substitution, to attend and act for the undersigned at the 1998 Annual Meeting of Shareholders of the Trust to be held on June , 1998 at 10:00 a.m., MDT, at 6430 South Quebec Street, Englewood, Colorado 80111, and at any adjournments thereof, and in connection therewith to vote all of the Shares which the undersigned would be entitled to vote, as follows on the reverse side of this proxy.

       Said attorneys and proxies, and each of them, shall have all the powers which the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at such meeting and hereby ratifies and confirms all that said attorneys and proxies and each of them, may lawfully do by virtue hereof. Said proxies, without hereby limiting their general authority, are specifically authorized to vote in accordance with their best judgment with respect to all matters incident to the conduct of the meeting, all matters presented at the meeting but which are not known to the Board of Trustees at the time of the solicitation of this proxy and, with respect to the election of any person as a Trustee, if a bona fide nominee for the office is named in the Proxy Statement and such nominee is unable to serve or will not serve, to vote for any other person.

                   (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                              *  FOLD AND DETACH HERE  *

 ...............................................................................

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF
TRUSTEES OF WINDSOR REAL ESTATE INVESTMENT TRUST 8                PLEASE MARK
                                                                  YOUR VOTE
                                                                  AS
                                                                  INDICATED
                                                                  IN
                                                                  THE EXAMPLE X




1.PROPOSAL TO AMEND AND          2. ELECTION  OF TRUSTEES             NOMINEES:  GARY P. MCDANIEL, KENNETH G.
  RESTATE THE TRUST'S                                                            PINDER, RICHARD B. RAY
  DECLARATION OF TRUST, AND         PLEASE FILL OUT A OR B BELOW
 ADOPT BY-LAWS FOR THE TRUST
                                     A.  REGULAR VOTING

                                          FOR                                   (INSTRUCTION  TO  WITHHOLD AUTHORITY TO VOTE
                                      ALL NOMINEES        WITHHOLD              FOR ANY INDIVIDUAL NOMINEE WRITE THE NAME(S)
                                         LISTED           AUTHORITY                    OF SUCH NOMINEE(S) BELOW)
                                       (except as         FOR ALL
     FOR     AGAINST    ABSTAIN     listed to right)      NOMINEES
 <square>    <square>   <square>        <square>          <square>                       _____________________________________

                                                                                         _____________________________________






                                                        B.  CUMULATIVE VOTING OPTION

  Each of the above-named proxies present at
said meeting either in person or by substitute, shall   Please allocate available votes among candidates (see below for details):
have and exercise all the powers of said proxies
hereunder.  This proxy shall be voted in accordance     ________________________ Gary P. McDaniel
with the choices specified by the undersigned on
this proxy.  IF NO INSTRUCTIONS TO THE                  ________________________ Kenneth G. Pinder
CONTRARY ARE INDICTED HEREON THIS PROXY
WILL BE TREATED AS A GRANT OF AUTHORITY                 ________________________ Richard B. Ray
TO VOTE FOR THE ELECTION OF TEH NOMINEES
FOR THE BOARD OF TRUSTEES NAMED ABOVE
AND AS A GRANT OF AUTHORITY TO VOTE FOR
THE PROPOSALS STATED ABOVE AND ON ANY                    Instructions for Cumulative Voting.  Each Shareholder selecting the
OTHER MATTER TO BE VOTED UPON.                           Cumulative Voting Option is entitled to 3 votes per Share held, which are to be allocated among the nominees above, in the Shareholder's discretion.

  The undersigned acknowledges receipt of                PLEASE SIGN, DATE AND RETURN
the Notice of Annual Meeting and Proxy                   YOUR PROXY PROMPTLY IN THE
Statement relating to the 1998 Annual                    POSTAGE PREPAID ENVELOPE
Meeting of Shareholders.                                 PROVIDED.




Signature(s)_____________________________________________________________________________________________  Date: _____________

IMPORTANT:  In signing this proxy, please sign your name or names on the signature line in the same manner as it appears on your stock certificate.  When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.
EACH JOINT TENANT SHOULD SIGN.



                                        *  FOLD AND DETACH HERE  *

 ..................................................................................................................................


